         Exhibit F is hereby amended and restated as follows:

"EXHIBIT F



                          JOINT FILING AGREEMENT AMONG
                HOWARD HEINZ ENDOWMENT, VIRA I. HEINZ ENDOWMENT,
       HEINZ FAMILY FOUNDATION, H. JOHN HEINZ III REVOCABLE TRUST NO. 1,
                 H. JOHN HEINZ III DESCENDANTS' TRUST (NO. 1),
     H.J. HEINZ II CHARITABLE AND FAMILY TRUST, H.J. HEINZ II FAMILY TRUST



    AGREEMENT, dated as of July 27, 1995, among the Howard Heinz Endowment, Vira I. Heinz Endowment, Heinz Family Foundation, H. John Heinz III Revocable Trust No. 1, H. John Heinz III Descendants' Trust (No. 1), H.J. Heinz II Charitable and Family Trust and H.J. Heinz II Family Trust.

                              W I T N E S S E T H:
                              -------------------

    WHEREAS, in accordance with Rule 13d-1(f) under the Securities and Exchange Act of 1934 (the "Act"), only one Statement and any amendments thereto need be filed whenever two or more persons are required to file such a Statement or any amendments thereto pursuant to Section 13(d) of the Act with respect to the same securities, provided that said persons agree in writing that such Statement or any amendments thereto is filed on behalf of them.

    NOW, THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:

    The Howard Heinz Endowment, Vira I. Heinz Endowment, Heinz Family Foundation, H. John Heinz III Revocable Trust No. 1, H. John Heinz III Descendants' Trust (No. 1), H.J. Heinz II Charitable and Family Trust and H.J. Heinz II Family Trust, do hereby agree, in accordance with Rule 13d-(f) under the Act, to file an amended Schedule 13D relating to their ownership of the Common Stock of H.J. Heinz & Company, and do hereby further agree that said Amendment shall be filed on behalf of each of them.


                              Page 17 of 21 Pages

                                 HOWARD HEINZ ENDOWMENT



                                 By:   /s/ Teresa Heinz
                                    --------------------------------------------
                                    Name:  Teresa Heinz
                                    Title:  Chairperson and Chief Executive
                                            Officer


                                 VIRA I. HEINZ ENDOWMENT



                                 By:   /s/ James M. Walton
                                    --------------------------------------------
                                    Name:  James M. Walton
                                    Title:  Chairman


                                 HEINZ FAMILY FOUNDATION



                                 By:   /s/ Teresa Heinz
                                    --------------------------------------------
                                    Name:  Teresa Heinz
                                    Title:  Chairperson and Chief Executive
                                            Officer


                                 H. JOHN HEINZ III REVOCABLE TRUST NO. 1



                                 By:   /s/ W.B. Ouzts
                                    --------------------------------------------
                                    Name:  W.B. Ouzts
                                    Title:  First Vice President of Mellon Bank,
                                            N.A. Co-Trustee


                                 H.J. HEINZ III DESCENDANTS' TRUST (NO. 1)



                                 By:   /s/ W.B. Ouzts
                                    --------------------------------------------
                                    Name:  W.B. Ouzts
                                    Title:  First Vice President of Mellon Bank,
                                            N.A. Co-Trustee



                              Page 18 of 21 Pages

                                 H.J. HEINZ II CHARITABLE AND FAMILY
                                  TRUST


                                 By:   /s/ W.B. Ouzts
                                    --------------------------------------------
                                    Name:  W.B. Ouzts
                                    Title:  First Vice President of Mellon Bank,
                                            N.A. Co-Trustee


                                 H.J. HEINZ II FAMILY TRUST



                                 By:   /s/ W.B. Ouzts
                                    --------------------------------------------
                                    Name:  W.B. Ouzts
                                    Title:  First Vice President of Mellon Bank,
                                            N.A. Co-Trustee"



                              Page 19 of 21 Pages